orgenesis™

Leading the Revolution in Regenerative Cellular Therapy

NASDAQ: ORGS



October 2018

Forward Looking Statements

This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking reflect management's current expectations and assumptions, as of the date of this Presentation, and involve certain risks and uncertainties. All statements other than statements of historical fact contained in this Presentation are forward-looking statements including business strategy, prospective products and technologies and objectives by the company. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to differ materially from recent results or from those anticipated in these forward-looking statements include, but are not limited to, whether our reorganized CDMO operations and partnership with Great Point are successful, our ability to achieve and maintain overall profitability, the sufficiency of our working capital to realize our business plans, the anticipated growth of the market for our products and services, the development of our transdifferentiation technology as therapeutic treatment for diabetes, our technology not functioning as expected, our ability to retain key employees, our ability to satisfy the rigorous regulatory requirements for new products and procedures, our competitors potentially developing better or cheaper alternatives to our products and services, and the other risks and uncertainties discussed under the heading "Risk Factors" described in our Annual Report on Form 10-K for the year ended November 30th 2017, filed with the Securities and Exchange Commission ("SEC") on February 28, 2018 and in our subsequent periodic reports with the SEC. You are cautioned not to place undue reliance on the forward-looking-statements, which speak only as of the date of this Presentation. We do not intend, and disclaim any obligation, to revise or update any forward-looking information contained in this Presentation or with respect to the matters described herein.

Investment Highlights

- ✓ Regenerative medicine industry growth estimated from $26.7bn USD in 2018 to $150bn USD in 2025*
  - o Anticipated global manufacturing shortage as the cell therapy industry scales up
- ✓ New point-of-care (POCare) model; establishing a global network of leading healthcare facilities to deliver autologous cell therapy products
- ✓ First class customer base includes many of the leading companies in the immuno-oncology sector
- ✓ Growing therapeutic pipeline based on academic and hospital collaborations
- ✓ Rapid revenue growth and improving fundamentals [Q3 2018 results]
  - o **Revenue increased 143%** to $6.2 million, as compared to $2.6 million for the same period last year
  - o **Gross profit increased 316%** to $2.9 million, and gross margin increased to 46.4% versus 27.1% for the same period last year
  - o CDMO segment recorded an operating profit of $2.1 million
- ✓ Clean capital structure and solid balance sheet with approximately $16.7 million of cash and approximately $32.5 million of shareholders' equity (as of August 31, 2018)

*Source: Roland Berger Focus: Regenerative Medicine, September 2017

Orgenesis' vision

Provide the pathway for Advanced Therapy Medicinal Products (ATMP) from research to patients worldwide



Orgenesis - Overview

Multi-pronged strategy - vertically integrated service and research company within the Regenerative Medicine Industry, focusing on cell therapy development and manufacturing

Development of own proprietary cell therapies

Manufacturing & development services for world's leading biopharma companies

Cell Therapy Platform

CDMO Platform



Trans-differentiation
Therapeutic Collaboration
Licensing
Innovation
Devel-opment
Services
Manu-facturing
Logistics
Hybrid Business Model with Operational Synergy Between Platforms
Masthercell Global, Inc.
Europe
Middle East
Asia
USA

Regenerative Medicine Industry - Expansion

Early stage development candidates represent near-term opportunity in rapidly growing cell therapy market

Estimated Global Regenerative Medicine Market



Global market volume [USD bn]
Global annual growth rate (CAGR, %)
160
140
120
100
80
60
40
20
0
+15%
+33%
21
23
26
30
36
44
56
75
105
150
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

~$26 billion
Current value of global regenerative medicine market

~$150 billion
Market volume anticipated by 2025

+33%
Annual growth expected between 2020-2025

Global Regenerative Medicine Clinical Trials



Gene Therapy
Gene-modified Cell Therapy
Cell Therapy
Tissue Engineering
250
200
150
100
50
0
113
106
90
5
170
144
225
11
30
9
38
5
Phase 1
Phase 2
Phase 3

946
Clinical trials underway that utilize regenerative medicine technologies

53%
Clinical trials underway are in oncology

Source: Roland Berger Focus: Regenerative Medicine, September 2017

orgenesis™

In-house Versus Contract Manufacturing

Estimated cell therapy manufacturers by type



Contract Manufacturing
In-house Manufacturing
CAGR 41.95%
CAGR 44.9%
CAGR 40.8%
21
64
26
78
41
117
82
231
172
467
291
764
412
1042
559
1366
752
1776
987
2255
1248
2761
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027

Remarks

- In-house manufacturing primarily performed by big pharma
- Third party manufacturers account for ~70% of total industry
- ~70% of the developers outsource their manufacturing for cell therapies

orgenesis™

Source: Roots Research Report: Cell Therapy Manufacturing Market, 2017-2027

Cell Therapy Manufacturing Market

Manufacturing market is estimated at $86m in 2017 and forecasted to reach $4bn by 2027

Estimated cell therapy manufacturing market, by region $m | **CAGR**


US
EU
Asia
RoW
6
7.6
37
7.3
9.5
44
11
15
66
23
30
131
128
49
267
260
84
438
425
121
155
599
579
167
213
785
760
230
290
1021
988
305
387
1296
1254
390
498
1587
1535
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
46.15%
46.26%
40.73%
40.66%

Source: Roots Research Report: Cell Therapy Manufacturing Market, 2017-2027

Cell Therapy Making Headlines

- FDA approves CAR-T
- Gilead buys Kite $11B
- Pfizer signs a deal with Allogene to develop a cancer cell therapy
- Explosive growth in VC
- NHS to fund Novartis' CAR-T therapy Kymriah

orgenesis™

Masthercell Global - Representative Customers


imCyse
Adaptimmune
DEVELOPMENT
PHASE I
PHASE II
PHASE III
COMMERCIALIZATION
orgenesis
SERVIER
Athersys
gamida Cell
EU release
TxCell
SERVIER

<u>Each customer represents a potential significant revenue/growth opportunity upon regulatory approval:</u>

- ✓ Manufacturing cost/CDMO revenues range per patient: Estimated \$10,000 – \$50,000
- ✓ Cell manufacturing profits may equal or surpass those of the drug developer

2018 new Customers

- ✓ Iovance (phase III → MSA & PS)
- ✓ Zelluna (Development and CTM → MSA)
- ✓ Agentus (Development diagostic MSA and full development + CTM LOI)
- ✓ Kangstem (CTM LOI + MSA)
- ✓ Reneuron (Feasibility study MSA)
- ✓ GSK (Potency assay → continuity of Adaptimmune project)

IOVANCE BIOTHERAPEUTICS

zelluna IMMUNOTHERAPY

AgenTus THERAPEUTICS

KANG STEM BIOTECH

ReNeuron

orgenesis™

Masthercell Global

MaSTherCell
Manufacturing Synergies for Therapeutic Cells

Our Masthercell subsidiary is a global leader in the CDMO market: among the best known and most highly trusted CDMOs worldwide

Market recognition & positioning of Orgenesis CDMO Masthercell


Survey results
"Would consider collaborating with"
"Familiar with the company"
17%
29%
58%
20%
42%
33%
24%
24%
88%
60%
83%
54%
88%
44%
73%
46%
54%
Apceth
Catapult
Cell4Cure
Eufets
Lonza
Masthercell
PCT
Pharmacell
Wuxi

Great Point Partners, a leading healthcare fund, may invest <u>**up to $25 million into Masthercell**</u>, representing 37.8% of Masthercell Global.

GPP has the right to convert its ownership into shares of Orgenesis, at a minimum <u>**enterprise value for Orgenesis of $250 million**</u>.

Great Point Partners

<u>Revenue has increased from a run-rate of $3 million in 2015, to a current run-rate of approximately $25 million at Q3 2018</u>

Source: MaSTherCell brand and awareness research and survey conducted by Imagebox Communicaitons; global C-Level survey

Advanced Therapy Medicinal Products (ATMPs)

Innovative medicines leveraging cell and gene-based approaches to treat diseases



ATMPs
STMPs
GTMPs
TEPs
Combined ATMPs
+ medical device component

Somatic Cell Therapy Medicinal Products
Involve the use of substantially manipulated cells or tissues obtained from autologous, allogeneic or xenogeneic sources

Genetically Modified Therapy Medicinal Products
Active substance, composed of recombinant nucleic acids & the capability to repair, regulate, replace, add or delete a genetic sequence

Tissue Engineered Products
Developed using engineered cells or tissues for replacing, regenerating and / or repairing impaired / diseased human tissues

Combined Advanced Therapy Medicinal Products
Refer to therapeutic products that contain medical devices as well as cells or tissues

Industry challenge: living drugs can't be sterilized; need for clean rooms, personalized therapy, small batches, variability, high efficacy, unique regulatory pathways, high cost

Source: Roots Research Report: Cell Therapy Manufacturing Market, 2017-2027
European Medicines Agency: Advanced therapy medicinal products, 2nd international awareness session

How Do We Categorize These Therapies? Treatment / Drug



Regenerative Medicine Industry Challenges and Orgenesis' Solution

POCare R&D Collaboration

Challenges	Orgenesis' solution
1 Manufacturing technology lacking behind	• Apply industrial manufacturing know-how – Biological assay development • Higher automation levels resulting in significantly lower cell production costs • Provide ingredients (assays, viruses, etc.) and technology components (e.g. sensors) • Manufacturing automation enabling a closed loop system
2 No defined commercial pathway	• Portfolio of advanced therapy medicinal products ("ATMPs") • Continuous in-licensing of autologous therapies from academia and research institutes • Out-licensing of hospital and academic based therapies
3 No industrial and distribution infrastructure	• Global network of decentralized production • Harmonized quality system • Distribution and production
4 Disconnect between hospitals and industry	• Joint Venture ("JV") with local partners who bring strong regional networks • Through the JV - partnerships with local hospitals • Utilizing hospital network for clinical development of therapies

Orgenesis is making therapies safer, readily available, and cost effective; providing pharma companies and healthcare systems a way to benefit patients by supporting development, industrializing and decentralizing biotech

orgenesis™

Hospital based collaboration model POCare

Decentralized model for ATMP development and supply

Goal: Leverage IP, technical and manufacturing expertise to allow a closed system manufacturing approach for our development stage products.

How: Setting up a network of leading healthcare facilities with interest in developing our autologous therapy products.

orgenesis™

Why: Hybrid therapies fall between a traditional drug and a procedure such as bone marrow transplant

Why Orgenesis? 5 years and $40+ million invested to date in industrial capability, strong personnel, network, services, know-how & IP. Focused on gaining and sharing expertise in an emerging scientific field.

Basis for Hospital R&D Collaborations

Unique mix of competencies and proprietary technology

Four Pillars of Point of Care Model

1 Unique Know-How

- QC assays development
- Industrial processes
- Operational excellence
- Process development and optimization
- Quality management system
- Regulatory expertise

Innovation

Leverage unique know-how and expertise to enable development of industrial grade of cell and gene therapies

2 Technology

- Sensor technology to characterize assays and cell products
- Closed system devices for processing cells (Closed SYS)
- Proprietary virus/ media technologies
- Partnerships with key system providers

Systems

Provide modular cell production cGMP systems that enable efficient, low cost point-of-care cell production, IOT technologies enable local manufacturing under centralized quality systems

3 Therapies Portfolio

- Unique portfolio of immuno-oncology related technologies
- MSC and Liver based therapies
- Secretome based therapies

Cell & Gene Products

Grow internal asset pipeline for advanced regenerative medicine products and continuous licensing of new products

4 Infrastructure / Distribution Channels

- Installation of Point of Care systems in major hospitals
- Key geographies include: Europe, North America, Asia, South America, etc.
- Regional and international system network serve as distribution channels

Distribution

Enable commercialization and distribution of hospitals' and our cell products through regional and global production network

orgenesis™

Core activities and capabilities of Orgenesis

Therapy development

Core R&D and technology capabilities

1 Advisory board
- Strong support from International KOLs
- WW Medical Institution corporations
- Universities

2 IoT
- Industry 4.0 solutions
- Increasing productivity and reducing costs

3 Blockchain
- Proprietary data solutions
- Empowering clinical trial management
- Boosting efficiency in supply chain, inventory, and safety

Enabling development of ATMPs

Key supporting capabilities

6 Regulatory know-how
- Vast expertise in quality assurance and process management
- Expertise in regulatory affairs

5 Global networks
- Active in five geographies with strong relationship with medical and academic institutes
- Local regional strong Partners
- Co-research and licensing opportunities with our network

4 Financing
- **Grants:** Excellent track record in acquisition of grants
- **Capital:** Investor funding for POCare division

Orgenesis Closed Production Systems will be detailed presented in different presentation

+ Production costs

Level of automation +

1st generation closed systems (expected Q1 2020)

The core product will be a closed POCare production system for different types of cells:

- ✓ Immune system cells – NK / T / CarT
- ✓ Attached cell culture – Diabetic / MSC / Stem
- ✓ Cell secretion – Exosomes etc.



2nd generation fully automated closed systems (expected 2021)

- ✓ A modular cell manufacturing cGMP system that will enable autologous cell therapy manufacturing in an out scaled and de-centralized manner
- ✓ Allowing optimization, tight quality assurance and cost reduction
- ✓ Per patient cost can potentially be reduced to $30,000 – $80,000



Carriers and Disposable components development

Collaboration with leading company to designed and streamline product development path, from initial concept to design transfer and beyond ;

- ✓ Carriers for Exosomes and Adherent cells for the POC system
- ✓ Disposable bags for the electronic batch record (part of the control system)
- ✓ R&D collaboration for additional product

Transforming Immuno-Oncology Treatment Costs

High costs of product of ~$300k are considered the main obstacle for cell therapies – An efficient POCare system could potentially lower cost to ~$30k

Costs of conventional manufacturing vs. automated POCare production

	Year	Production costs for CAR T batch
Current market prices	2018	$250,000–$350,000
Potential costs with Orgenesis' technology & processes	2019	$80,000–$140,000
	2024	$25,000–$40,000



+ Production costs
Automation Level +

Rationale

- With new and state of the art production solutions and automation, the estimated cost of production of a CAR T therapy could potentially be 84% lower than current conventional manufacturing
- Cost drivers that could be significantly lowered with Orgenesis' highly efficient processes and technology for POCare cell production:
  1. **Labor costs**
  2. **Logistics**
  3. **Quality control**
  4. **Disposables**
  5. **Cleaning costs**

orgenesis™

Proprietary Platform for Autologous Trans-differentiation

Process by which an adult cell is converted into another type of cell with distinct phenotype and function


Pancreatic
Transcription Factors
Adult Liver Cells
Epigenetic Modifications
Pancreatic Hormones
Producing Cells

Utilizes the patient's own cells

Advantages of Trans-differentiation

- Reduces risk of cell mutation, immune response or rejection
- Enables testing of cells *ex vivo* before insertion
- Eliminates risk of malignancy as adult cells do not propagate inside the patient
- Does not require pouch or encapsulation device to isolate the cells from the patient's immune system

Therapeutic Pipeline: Autologous Insulin Producing ("AIP") cells

- The first indication for the Company's unique cell-based therapy, was development of Autologous Insulin Producing ("AIP") cells
- Potential "practical cure" for insulin dependent diabetes
- Transforms the patient's own liver cell into a fully functional and physiologically glucose-responsive insulin-producing cell, designed to provide long-term insulin independence
- Overcomes the significant issues of donor shortage, cost and exposure to chronic immunosuppressive therapy associated with islet cell transplantation



- Because AIP cells are autologous, this benefit should be achieved and maintained without the need for concomitant immunosuppressive therapy

orgenesis™

First Indication for AIP: Pancreatectomy (Orphan Drug Indication)

- The first indication for AIP cells is for the treatment of severe diabetes following Total Pancreatectomy (TP), an **orphan drug indication**

- Patients with Diabetes of the Exocrine Pancreas (DEP) have an underlying disease of the pancreas, such as:
  - Chronic Pancreatitis (CP)
  - Trauma/pancreatectomy
  - Neoplasia
  - Cystic fibrosis
  - Hemochromatosis
  - Fibro calculous pancreatopathy

- The incidence of diabetes following TP is 100%, resulting in immediate and lifelong insulin-dependence with loss of both endogenous insulin secretion and that of the counter-regulatory hormone, glucagon

- Glycemic control after TP is notoriously difficult with conventional insulin therapy due to complete insulin dependence and loss of glucagon-dependent counter-regulation; patients with this condition experience both severe hyperglycemic and hypoglycemic episodes

- Orgenesis has developed a novel technology, utilizing liver cells as a source for Insulin Producing Cells (IPCs) as replacement therapy for islet transplantation (pre-clinical stage)

In-Licensing Technologies

Advanced hematopoietic chimeras (AHC)

- New type of humanized mouse with a functional human immune system
- De-risking clinical development of new treatments
- In vivo platform for disease modelling, drug and cell therapy development and testing
- Unique and innovative way of *in vivo* testing existing treatments and developing new treatments and their combinations

Human Postnatal Hemogenic Endothelial (Hu-PHEC) technology

- A cell replacement product candidate that is being designed to generate cancer-free, patient-matched blood stem cells after transplantation into the patient.
- Patients suffering from diseases such as leukemia and lymphoma, as well as severe autoimmune diseases often require a bone marrow transplant
- Goal is to develop cancer-free hematopoietic stem cells (HSC) for use in transplants to treat blood cancers and other conditions with superior results

Establishing Global Network

Growing global network throughout North America, Europe, Asia and Middle East


North America
Europe
Middle-East
Asia

Financial Results

Fiscal Q3 2018 financial highlights include:

- Revenue increased 143% to $6.2M
- Gross profit increased 316% to $2.9M
- Gross margin increased to 46.4% versus 27.1%
- CDMO segment recorded an operating profit of $2.1M
- Ended quarter with $16.7M of cash and approximately $32.5M of shareholders' equity

Rapid Revenue Growth


$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2015
2016
2017
9 mo. 2017
9 mo. 2018

($ in thousands)

Senior Management Team

Vered Caplan - President, Chief Executive Officer and Director. Vered Caplan has been the CEO since August 14, 2014, prior to which she was Interim President and CEO since December 23, 2013. Since 2008, Ms. Caplan has been Chief Executive Officer of Kamedis Ltd., a company focused on utilizing plant extracts for dermatology purposes. From 2004 to 2007, Ms. Caplan was Chief Executive Officer of GammaCan International Inc., a company focused on the use of immunoglobulins for treatment of cancer. During the previous five years, Ms. Caplan has been a director of the following companies: Opticul Ltd., a company involved with optic based bacteria classification; Inmotion Ltd., a company involved with self-propelled disposable colonoscopies; Nehora Photonics Ltd., a company involved with noninvasive blood monitoring; Ocure Ltd., a company involved with wound management; Eve Medical Ltd., a company involved with hormone therapy for Menopause and PMS; and Biotech Investment Corp., a company involved with prostate cancer diagnostics. Ms. Caplan has a M.Sc. in biomedical engineering from TelAviv University specializing in signal processing; management for engineers from TelAviv University specializing in business development; and a B.Sc. in mechanical engineering from the Technion-Israel Institute of Technology specialized in software and cad systems.

Neil Reithinger, CPA - Chief Financial Officer, Secretary, and Treasurer. Neil Reithinger was appointed Chief Financial Officer, Secretary and Treasurer on August 1, 2014. Mr. Reithinger is the Founder and President of Eventus Advisory Group, LLC, a private, CFO-services firm incorporated in Arizona, which specializes in capital advisory and SEC compliance for publicly-traded and emerging growth companies. He is also the President of Eventus Consulting, P.C., a registered CPA firm in Arizona. Prior to forming Eventus, Mr. Reithinger was COO & CFO from March 2009 to December 2009 of New Leaf Brands, Inc., a branded beverage company, CEO of Nutritional Specialties, Inc. from April 2007 to October 2009, a nationally distributed nutritional supplement company that was acquired by Nutraceutical International, Inc., Chairman, CEO, President and director of Baywood International, Inc. from January 1998 to March 2009, a publicly-traded nutraceutical company and Controller of Baywood International, Inc. from December 1994 to January 1998. Mr. Reithinger earned a B.S. in Accounting from the University of Arizona and is a Certified Public Accountant. He is a Member of the American Institute of Certified Public Accountants and the Arizona Society of Certified Public Accountants.

Sarah Ferber Ph.D. - Chief Scientific Officer. Prof. Sarah Ferber was appointed Chief Scientific Officer on February 2, 2012. Prof. Ferber studied biochemistry at the Technion under the supervision of Professor Avram Hershko and Professor Aharon Ciechanover, winners of the Nobel Prize in Chemistry in 2004. Most of the research was conducted in Prof. Ferber's Endocrine Research Lab. Prof. Sarah Ferber received TEVA, LINDNER, RUBIN and WOLFSON awards for this research. Prof. Ferber's research work has been funded over the past 15 years by the JDRF, the Israel Academy of Science foundation (ISF), BIODISC and DCure.

Senior Management Team (cont.)

Dr. Ohad Karnieli (PhD, MBA) – General Manager

Dr Karnieli is the founder of Atvio Biotech, a specialty cell and gene therapy automation and process development firm, part of the MaSTherCell global network. Dr. Karnieli earned his PhD in Biotechnology focusing on Cell & Gene Therapy from the Sacler school of Medicine at Tel Aviv University and an MBA from the Haifa University school of management. Dr. Karnieli served in several executive rolls in the field of cell therapy and medical devices with his last position being the VP of Technology & Manufacturing at Pluristem Therapeutics. A well-known expert in the field of cell therapy process development and serves on several industry committees including chairing of the process & product development committee of the International Society for Cell Therapy and an expert member in the ISO TC276 Bioprocessing committee.

Dr. Shimon Hassin – Chief Technology Officer

Dr. Shimon Hassin has over 20 years of experience in Biotechnology, with specific expertise in the development of biopharmaceuticals. Prior to joining the company, Dr. Hassin was co-founder and CEO of Kadimastem, an embryonic stem cell company developing an artificial pancreas for curing Juvenile Diabetes. Before joining BiondVax, he worked at InSight Biopharmaceuticals, a leading Israeli biotechnology company active in the area of Biogenerics. In his capacity as Head of Process Development he was responsible for the manufacturing of a variety of Biogenerics such as therapeutic antibodies, cytokines and hormones. Dr. Hassin holds a Ph.D. in Biotechnology from the University of Maryland Biotechnology Institute and was a post-doctoral associate at the University of Bergen Center of Marine Biotechnology.

Investment Summary

- ✓ Regenerative medicine industry growth estimated from $26.7bn USD in 2018 to $150bn USD in 2025
  - Anticipated global manufacturing shortage as the cell therapy industry scales up
- ✓ New point-of-care (POCare) model; establishing a global network of leading healthcare facilities to deliver autologous cell therapy products
- ✓ First class customer base includes many of the leading companies in the immuno-oncology sector
- ✓ Growing therapeutic pipeline based on academic and hospital collaborations
- ✓ Rapid revenue growth and improving fundamentals [Q3 2018 results]
  - **Revenue increased 143%** to $6.2 million, as compared to $2.6 million for the same period last year
  - **Gross profit increased 316%** to $2.9 million, and gross margin increased to 46.4% versus 27.1% for the same period last year
  - CDMO segment recorded an operating profit of $2.1 million
- ✓ Clean capital structure and solid balance sheet with approximately $16.7 million of cash and approximately $32.5 million of shareholders' equity (August 31, 2018)

Orgenesis Inc

Contact Us

Vered Caplan, CEO
E-mail: vered.c@orgenesis.com

Investor Relations:
David Waldman
Crescendo Communications, LLC
Email: orgs@crescendo-ir.com
Tel: 212-671-1021

NASDAQ: ORGS

orgenesis™